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                                                                    EXHIBIT 99.1


                              FOURTH AMENDMENT TO
                           ASSET PURCHASE AGREEMENT

          This Fourth Amendment to Asset Purchase Agreement (this "Amendment") is made as of July 26, 2000, to that certain Asset Purchase Agreement, dated as of May 3, 2000, as amended by an Amendment dated as of June 5, 2000, a Second Amendment dated as of June 9, 2000 and a Third Amendment dated as of July 10. 2000 (the "Agreement"), by and among SYSTEM SOFTWARE ASSOCIATES, INC., a Delaware corporation, GORES TECHNOLOGY GROUP, a California corporation, and SSA ACQUISITION CORPORATION, a Delaware corporation.

          WHEREAS, the parties hereto have entered into the Agreement and now desire to further amend certain provisions of the Agreement.

          NOW, THEREFORE, IT IS HEREBY AGREED, by and among the parties hereto, as follows:

          1.  Defined Terms.  Any capitalized terms used but not defined herein
              -------------
shall have the meaning set forth in the Agreement.

          2.  Amendments to the Agreement.
              ---------------------------

          Section 9.01 of the Agreement is amended by deleting the definition of "Seller Rights" in its entirety and inserting in lieu thereof the following:

          "Seller Rights" means the right of Seller to purchase units of stock of Purchaser consisting of $5,356,500 face amount of Purchaser's preferred stock and twenty percent (20%) of Purchaser's common stock, at an aggregate cost of $6,427,800. The terms of the preferred stock shall be the same as the preferred stock issued to the Investor."

          3.  Effect on the Agreement.  Except as specifically set forth herein,
              -----------------------
the Agreement shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall govern.

          4.  Governing Law.  This Amendment shall be governed by the laws of
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the State of Delaware without regard to the conflict of laws of the State of
Delaware or any other jurisdiction.

          5.  Counterparts.  This Amendment may be executed in two or more
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counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Amendment shall become effective when each party hereto shall have received counterparts thereof signed by all the other parties hereto.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                 SYSTEM SOFTWARE ASSOCIATES, INC.


                                 By: /s/ Kirk Isaacson
                                     -----------------------------
                                 Name: Kirk Isaacson
                                       ---------------------------
                                 Title: Vice President & General Counsel
                                        --------------------------------


                                 GORES TECHNOLOGY GROUP (for purposes of
                                 Article 4 only)


                                 By: /s/ David McGovern
                                     -----------------------------
                                 Name: David McGovern
                                       ---------------------------
                                 Title: Vice President
                                        --------------------------


                                 SSA ACQUISITION CORPORATION


                                 By: /s/ Victor Shepherd
                                     -----------------------------
                                 Name: Victor Shepherd
                                       ---------------------------
                                 Title: Chief Executive Officer
                                        ----------------------------